Provisions for other liabilities and charges and contingent liabilities (Tables)	12 Months Ended
Jan. 31, 2019
Disclosure of contingent liabilities [abstract]
Provisions for other liabilities and charges and contingent liabilities

	Assumed contingent liabilities £000s	Dilapidations £000s	Royalties £000s	Total £000s
At February 1, 2018	1,466	150	25	1,641
Additions	—	—	19	19
Unwinding of the discount factor	191	—	—	191
At January 31, 2019	1,657	150	44	1,851

	Assumed contingent liabilities £000s	Dilapidations £000s	Royalties £000s	Total £000s
At February 1, 2017	—	85	—	85
Additions	1,466	150	25	1,641
Used during the year	—	(85)	—	(85)
At January 31, 2018	1,466	150	25	1,641

Disclosure of contingent liabilities in business combination
Contingent consideration

During the financial year, the Group reassessed the contingent consideration in line with the anticipated settlement of consideration liabilities relating to the acquisition of Discuva Limited ('Discuva') in December 2017. The Group estimated the total expected additional cash outflows to be £0.8 million, which is based on the terms of the share purchase agreement. The additional expected payment is primarily due to research and development tax credits received and receivable by Discuva in respect of financial years prior to the Group's acquisition, of which the sellers are due a specified portion of these amounts. During the year ended January 31, 2019, a payment of £0.2 million was made for the research and development tax credits received, leaving an estimated contingent consideration liability of £0.6 million.
The table below describes the value of the assumed contingent liabilities as at January 31, 2019, of £1.7 million compared to what the total value would be following the presented variations to the underlying assumptions in the model:

January 31, 2019
£000s
Estimated assumed contingent liabilities	1,658
1% lower discount rate	1,770
1% higher discount rate	1,560
10% lower probability of success	1,366
10% higher probability of success	1,927